UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2017

First Capital Real Estate Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

60 Broad Street 34th Floor New York, NY 10004
(Address, including zip code, of Principal Executive Offices)
(212) 388-6800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Entry into Amendment to Interest Contribution Agreement

On January 6, 2017, First Capital Real Estate Trust Incorporated (the “Company”) and its operating partnership, First Capital Real Estate Operating Partnership, L.P. (the “OP”), entered into the First Amendment to Interest Contribution Agreement (the “Agreement”), dated as of December 16, 2016, with Presidential Realty Corporation (“Presidential”), Presidential Realty Operating Partnership LP (the “Presidential OP”), and the OP’s indirect subsidiaries, Township Nine Owner, LLC, Capital Station Holdings, LLC, Capital Station Member, LLC, Capital Station 65 LLC and Avalon Jubilee LLC (such indirect subsidiaries, the “Contributed Entities”). The Amendment clarifies certain provisions of the Agreement, including those relating to the holdback amount and the shareholder agreement to be entered into by certain stockholders of Presidential. The foregoing description of the Amendment is subject to and qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Avalon Closing and Entry into Presidential Limited Partnership Agreement

Pursuant to the Agreement, in exchange for the sale to the Presidential OP of its membership interests in Avalon Jubilee LLC on January 6, 2017, the OP received 4,632,000 units of limited partnership interest in, and became a limited partner of, the Presidential OP (the “Transaction”). In connection therewith, on January 6, 2017, the OP entered into the Agreement of Limited Partnership (the “Limited Partnership Agreement”) of the Presidential OP, as limited partner, with Presidential, as general partner.

Other than as described in this Current Report on Form 8-K, there are no material relationships between the Company, the Operating Partnership and the Contributed Entities on the one hand, and Presidential and the Presidential OP, on the other hand.

The foregoing descriptions of the Transaction and the Agreement are subject to and qualified in their entirety by reference to the complete text of the Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on December 19, 2016. The foregoing description of the Limited Partnership Agreement is subject to and qualified in its entirety by reference to the complete text of the Limited Partnership Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information in Item 1.01 with respect to the Transaction is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	First Amendment to Interest Contribution Agreement, dated as of January 6, 2017
10.2	Agreement of Limited Partnership of Presidential Realty Operating Partnership LP, dated as of January 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED

Date: January 12, 2017	By:	/s/ Suneet Singal
		Name:	Suneet Singal
		Title:	Chief Executive Officer